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                                                                 EXHIBIT m(2)(c)


                                 AMENDMENT NO. 2
                        TO THE FIRST AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                                AIM ADVISOR FUNDS

                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

The First Amended and Restated Master Distribution Plan (the "Plan"), dated as of December 31, 2000, pursuant to Rule 12b-1 of AIM Advisor Funds, a Delaware business trust, is hereby amended as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                           FIRST AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                                AIM ADVISOR FUNDS

                               (DISTRIBUTION FEE)


                                           MAXIMUM        MAXIMUM      MAXIMUM
                                         ASSET-BASED      SERVICE     AGGREGATE
          FUND                          SALES CHARGE        FEE          FEE
                                        ------------      -------     ---------

AIM International Core Equity Fund           0.75%        0.25%         1.00%

AIM Real Estate Fund                         0.75%        0.25%         1.00%"



All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:      July 1      , 2002
      -----------------
                                          AIM ADVISOR FUNDS
                                          (on behalf of its Class B Shares)


Attest:    /s/ Lisa A. Moss               By: /s/ Robert H. Graham
         ------------------------------      --------------------------------
         Assistant Secretary                  Robert H. Graham
                                              President